Exhibit 10.55

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This Intellectual Property Security Agreement (this “Agreement”) is made as of December 31, 2014, by and between each of the entities listed on Schedule A attached hereto (each, a “Grantor” and collectively, the “Grantors”) and Rory Riggs, an individual (in his capacity as Seller Representative under the Exchange Agreement referenced below) (“Secured Party”).

RECITALS

A.    Pursuant to that certain Warrant Transfer and Exchange Agreement of even date herewith between Cibus Global, Ltd. (“Cibus”), the Persons and Entities listed as Sellers therein, and Secured Party in its capacity as the Seller Representative thereunder, (as such agreement may from time to time be amended, restated, supplemented or otherwise modified, the “Exchange Agreement”), the Sellers have agreed to sell Subject Warrants to Cibus in exchange for an interest in certain Subject Revenues of Cibus. All capitalized terms used herein without definition shall have the meanings ascribed to them in the Exchange Agreement.

B.    The purchase and sale of the Subject Warrants under the Exchange Agreement is conditioned on, among other things, the grant by each of the Grantors to Secured Party on behalf of the Sellers of a security interest in certain property of the Grantors whether presently existing or hereafter acquired. To that end, each of the Grantors is executing in favor of Secured Party this Agreement, granting a security interest in all Collateral (as defined below).

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1.    Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Cibus’ present or future obligations under the Exchange Agreement, each Grantor hereby grants a security interest and mortgage to Secured Party (in its capacity as the Seller Representative), as security, in and to such Grantor’s entire right, title and interest in, to and under the following intellectual property, now owned or hereafter acquired by such Grantor or in which such Grantor now holds or hereafter acquires any interest (all of which shall collectively be called the “Collateral” for purposes of this Agreement):

(a)    Any and all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or of any other country or jurisdiction; all registrations, applications and recordings in the United States Copyright Office or in any similar office or agency of the United States, and State thereof or any other country or jurisdiction; all continuations, renewals, or extensions thereof; and any registrations to be issued under any pending applications, including without limitation those set forth on Exhibit A attached hereto (collectively, the “Copyrights”);

(b)    All letters patent of, or rights corresponding thereto in, the United States or any other country or jurisdiction, all registrations and recordings thereof, and all applications for letters patent of, or rights corresponding thereto in, the United States or any other country or jurisdiction, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or jurisdiction; all reissues, continuations, continuations-in-part or extensions thereof; all petty patents, divisionals, and patents of addition; and all patents to be issued under any such applications, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the “Patents”);

(c)    All trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or jurisdiction or any political subdivision thereof, and reissues, extensions or renewals thereof, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the “Trademarks”);

(d)    trade secrets, including, without limitation, patentable inventions, any and all product formulae, manufacturing techniques, product specifications, protocols, processes financial information, computer data and programs, and marketing and business plans, and all rights corresponding to any of the foregoing throughout the world (collectively, the “Trade Secrets”);

(e)    Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

(f)    All licenses or other rights to use any of the Copyrights, Patents, Trademarks or Trade Secrets, and all license fees, income, royalties and payments arising from such use to the extent permitted by such license or rights;

(g)    All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

(h)    All cash and non-cash proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

Notwithstanding the foregoing, the term “Collateral” shall not include: (a) “intent-to-use” trademarks at all times prior to the first use thereof, whether by the actual use thereof in commerce, the recording of a statement of use with the United States Patent and Trademark Office or otherwise, but only to the extent the granting of a security interest in such “intent to use” trademarks would be contrary to applicable law or (b) any contract, instrument or chattel paper in which such Grantor has any right, title or interest if and to the extent such contract, instrument or chattel paper includes a provision containing a restriction on assignment such that the creation of a security interest in the right, title or interest of such Grantor therein would be prohibited and would, in and of itself, cause or result in a default thereunder enabling another person party to such contract, instrument or chattel paper to enforce any remedy with respect thereto; provided, however, that the foregoing exclusion shall not apply if (i) such prohibition has been waived or such other person has otherwise consented to the creation hereunder of a security interest in such contract, instrument or chattel paper, or (ii) such prohibition would be rendered ineffective pursuant to Sections 9-407(a) or 9-408(a) of the Code, as applicable and as then in effect in any relevant jurisdiction, or any other applicable law (including any bankruptcy codes or principles of equity); provided further that immediately upon the ineffectiveness, lapse or termination of any such provision, the term “Collateral” shall include, and such Grantor shall be deemed to have granted a security interest in, all its rights, title and interests in and to such contract, instrument or chattel paper as if such provision had never been in effect; and provided further that the foregoing exclusion shall in no way be construed so as to limit, impair or otherwise affect Secured Party’s unconditional continuing security interest in and to all rights, title and interests of such Grantor in or to any payment obligations or other rights to receive monies due or to become due under any such contract, instrument or chattel paper and in any such monies and other proceeds of such contract, instrument or chattel paper.

2.    Representations, Warranties and Covenants. Each Grantor represents, warrants, covenants and agrees for and on behalf of itself on and as of the date hereof as follows:

(a)    Such Grantor is now the sole owner of the Collateral, except for Permitted Liens;

(b)    Such Grantor’s chief executive office and the office where the Grantor keeps its books and records relating to the Collateral, is located at the address set forth on Schedule A attached hereto.

(c)    Upon (i) the delivery to Secured Party of any Collateral consisting of instruments or other collateral possession of which is required for perfection, (ii) the filing of proper financing statements on form UCC-1 (or other comparable form) in the appropriate filing offices, (iii) the filing of any notices of a security interest in the appropriate filing offices, and (iv) the taking by the Secured Party of any other actions that may be required at law for the purpose of perfecting a security interest in intellectual property, the Secured Party will obtain a valid, enforceable first priority perfected lien and security interest in the Collateral except to the extent of any Permitted Liens permitted hereby or under the Exchange Agreement.

(d)    During the term of this Agreement, such Grantor will not create, incur, assume or permit to exist any Lien on any of the Collateral, except for (i) the security interest granted under the Exchange Agreement and this Agreement, (ii) Permitted Licenses to Permitted Licensses in accordance with Section 5.12 of the Exchange Agreement, (iii) Permitted Liens and (iv) security interests which are subordinated to the security interests granted by this Agreement and the Exchange Agreement. Furthermore, during the term of this Agreement, such Grantor will not transfer any interest in the Collateral except as set forth in the Exchange Agreement;

(e)    To its knowledge, each of the issued Patents are in full force and effect and have not elapsed, expired or otherwise terminated. No Grantor has received any written notice relating to the lapse, expiration or other termination of any of the issued Patents, or alleging that, and such Grantor has not received any written legal opinion that alleges that an issued Patent is invalid or unenforceable;

(f)    Upon request by Secured Party, such Grantor shall deliver to Secured Party within thirty (30) days of the last day of each fiscal quarter, a report signed by such Grantor, in form reasonably acceptable to Secured Party, listing any applications or registrations that such Grantor has made or filed in respect of any patents, copyrights or trademarks and the status of any outstanding applications or registrations. Such Grantor shall promptly advise Secured Party of any material change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent or Copyright not specified in this Agreement;

(g)    Such Grantor shall, from time to time, execute and file such other instruments, and take such further actions as Secured Party may reasonably request from time to time to perfect or continue the perfection of Secured Party’s interest in the Collateral. Such Grantor shall give Secured Party notice of all such applications or registrations; and

(h)    Such Grantor shall not enter into any agreement that would materially impair or conflict with such Grantor’s obligations hereunder without Secured Party’s prior written consent, which consent shall not be unreasonably withheld or delayed. Such Grantor shall not permit the inclusion in any material contract to which it becomes a party of any provisions that would prevent the creation of a security interest in such Grantor’s rights and interests in any property included within the definition of the Collateral acquired under such contracts.

3.    Further Assurances; Attorney in Fact.

(a)    On a continuing basis, each Grantor will make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as reasonably requested by Secured Party, to perfect Secured Party’s security interest in all

Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Agreement, or for assuring and confirming to Secured Party the grant or perfection of a security interest in all Collateral.

(b)    Each Grantor hereby irrevocably appoints Secured Party as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, from time to time in Secured Party’s discretion, to take any action and to execute any instrument which Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including (i) to modify, in its sole discretion, this Agreement without first obtaining such Grantor’s approval of or signature to such modification by amending Exhibits A, B and C, hereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by such Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which such Grantor no longer has or claims any right, title or interest, (ii) to file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Grantor where permitted by law, and (iii) after the occurrence and during the continuance of an Event of Default (as defined below), to transfer the Collateral into the name of Secured Party or a third party to the extent permitted under the Code.

4.    Events of Default. The occurrence of any of the following shall constitute an “Event of Default” under this Agreement:

(a)    Subject to the provisions of Section 5.4 of the Exchange Agreement, Cibus commits a Payment Breach under the Exchange Agreement.

(b)    Cibus materially breaches any warranty or agreement made by Cibus under the Exchange Agreement and, as to any breach that is capable of cure, Cibus fails to cure such breach within sixty (60) days of the sooner to occur of such Cibus’ of notice of such breach from Secured Party or the date on which such breach first becomes known to a responsible officer of Cibus.

(c)    Any Grantor materially breaches any warranty or agreement made by such Grantor in this Agreement and, as to any breach that is capable of cure, such Grantor fails to cure such breach within sixty (60) days of the sooner to occur of such Grantor’s receipt of notice of such breach from Secured Party or the date on which such breach first becomes known to a responsible officer of such Grantor.

(d)    Any Grantor shall (i) voluntarily terminate operations or apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of the Grantor of all or a substantial part of the assets of the Grantor, (ii) admit in writing its inability to pay debts as the debts become due, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the Federal Bankruptcy Code (as now or hereafter in effect), (v) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts,

(vi) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Federal Bankruptcy Code or applicable state bankruptcy laws or (vii) take any corporate action for the purpose of effecting any of the foregoing; or

(e)    Without the Grantor’s application, approval or consent, a proceeding shall be commenced, in any court of competent jurisdiction, seeking in respect of the Grantor: the liquidation, reorganization, dissolution, winding-up, or composition or readjustment of debt, the appointment of a trustee, receiver, liquidator or the like relief in respect of the Grantor or all or any substantial part of the assets of the Grantor, or other like relief in respect of the Grantor` under any law relating to bankruptcy, insolvency, reorganization, winding-up, or composition or adjustment of debts; and, if the proceeding is being contested in good faith by the Grantor, the same shall continue undismissed, or unstayed and in effect for any period of 90 consecutive days, or an order for relief against the Grantor shall be entered in any case under applicable bankruptcy laws.

5.    Remedies. Upon the occurrence of any Event of Default, the Secured Party may at any time thereafter, at its option and, upon five (5) days written notice, exercise any or all of the following rights and remedies:

(a)    collect, receive, appropriate, foreclose upon and/or sell or otherwise liquidate, and realize upon, the Collateral or any part thereof;

(b)    exercise any or all of the rights and remedies granted to it under this Agreement or any other Transaction Document and take such other actions or proceedings as the Secured Party deems necessary or advisable to collect or enforce or to protect its interest in the Warrant Purchase Payments or the Collateral;

(c)    enter, with or without process of law and without breach of the peace, any premises where the Collateral or the books and records of each applicable Grantor related thereto are or may be located, and without charge or liability to the Secured Party therefor seize and remove any tangible personal property evidencing the Collateral (and copies of the applicable Grantor’s books and records in any way relating to the Collateral) from said premises and/or remain upon said premises and use the same (together with said books and records) for the purpose of collecting, preparing for sale and disposing of the Collateral;

(d)    exercise any one or more of the rights and remedies accruing to the Secured Party under any applicable law, or as provided herein or in the Transaction Documents. The Grantor recognizes that in the event it fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, no remedy at law will provide adequate relief to the Secured Party, and each Grantor agrees that the Secured Party shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages; and

(e)    exercise any and all of the rights and remedies of a secured party under the Code or comparable statute in the applicable jurisdiction, including, without limitation, the right to exercise all of the following rights and remedies:

(i)

declare the entire right, title and interest of the Grantor in and to each of the Trademarks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Secured Party;

(ii)

declare the entire right, title and interest of the Grantor in and to each of the Patents and Copyrights vested, in which event such right, title and interest shall immediately vest in the Secured Party;

(iii)	to take and practice or use all or any portion of the Collateral;

(iv)

to sell, license, or otherwise dispose of any or all of the Collateral, including the goodwill of the Grantor’s or Cibus’ business symbolized by the Trademarks and the right to carry on the business and use the assets of the Grantor and Cibus in connection with which the Trademarks have been used (excluding, in each case, the Nucelis business with respect to the Grantor and Cibus);

(v)	to apply the proceeds of the Collateral towards (but not necessarily in complete satisfaction of) the obligations of Cibus under the Exchange Agreement; and/or

(vi)

to direct the Grantor to refrain from practicing or using the Collateral in any manner whatsoever other than in connection with the Grantor’s or Cibus’ Nucelis business, directly or indirectly, and, if requested by the Secured Party, change the Grantor’s corporate name to eliminate therefrom any use of any Trademark, as applicable, and execute such other and further documents that the Secured Party may request to further confirm this and to transfer ownership of the Collateral and any associated goodwill to the Secured Party.

Any sale or other disposition of the Collateral may be at public or private sale upon such terms and in such manner as the Secured Party deems advisable, having due regard to compliance with any statute or regulation which might affect, limit, or apply to the Secured

Party’s disposition of the Collateral. Unless otherwise permitted by law (in which event the Secured Party shall provide the Grantor with such notice as may be practicable under the circumstances), the Secured Party shall give the Grantor at least the greater of the minimum notice required by law or seven (7) days prior written notice of the date, time, and place of any proposed public sale of, and of the date after which any private sale or other disposition, of the Collateral, or any portion thereof, is to be made.

Such options may be exercised individually, sequentially or in concert, all such remedies being cumulative, the exercise of one not being deemed a waiver of any other or a cure of any Event of Default. An Event of Default shall not be deemed to be in existence or to be continuing for any purpose of this Agreement if the Secured Party pursuant to this Agreement shall have waived such event in writing or stated in writing that the same has been cured to its reasonable satisfaction, but no such waiver shall extend to or affect any subsequent Event of Default or impair any rights of the Secured Party upon the occurrence thereof.

Additionally, after the occurrence of an Event of Default, the Secured Party shall have the right, but not the duty, to intervene or otherwise participate in any legal or equitable proceeding which, in the Secured Party’s sole judgment, affects the Collateral or any of the rights created or secured by this Agreement.

6.    Liability for Collateral. So long as the Secured Party employs reasonable practices regarding the safekeeping of the Collateral in the possession or under the control of the Secured Party, (a) the Secured Party shall not be liable or responsible for: (i) the safekeeping of the Collateral, (ii) any loss or damage to the Collateral, (iii) any diminution in value of the Collateral or (iv) any act or default if any carrier, warehouseman, bailee or other Person and (b) the Grantors shall bear all risk of loss, damage or destruction of the Collateral.

7.    No Waiver, Remedies Cumulative. The Secured Party’s failure, at any time or times, to require strict performance by any of the Grantors of any provision of this Agreement shall not waive, affect or diminish any right of the Secured Party thereafter to demand strict performance and compliance herewith. No waiver of any of Secured Party’s rights or any of the Grantors’ obligations hereunder shall be effective unless signed by the Secured Party and then is only effective for the specific instance and purpose for which it is given. The Secured Party’s rights and remedies under this Agreement are cumulative. The Secured Party has all rights and remedies provided under the Code and any applicable law, by law, or in equity. The Secured Party’s delay in exercising any remedy is not a waiver, election or acquiescence.

8.    Amendments. This Agreement may be amended only by a written instrument signed by Cibus and Secured Party, except for amendments permitted under Section 3 hereof to be made by Secured Party alone. Any amendment to this Agreement made in accordance with the foregoing shall be binding upon all parties to this Agreement.

9.    Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

10.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument. Signatures delivered by facsimile or electronic transmission shall have the same effect as original signatures.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

GRANTORS:

Address of Grantor:	Cibus Global, Ltd.

See Schedule A

	By:	/s/ Peter Beetham
	Name:	Peter Beetham, Ph.D.
	Title:	President & Chief Executive Officer

Address of Grantor:	Cibus International GP, Ltd.

See Schedule A

	By:	/s/ Gerard C. Pilon
	Name:	Gerard C. Pilon
	Title:	Corporate Representative

Address of Grantor:	Cibus International, L.P.

See Schedule A

	By:	/s/ Gerard C. Pilon
	Name:	Gerard C. Pilon
	Title:	Corporate Representative

Address of Grantor:	Cibus Netherlands Partners, Ltd.

See Schedule A

	By:	/s/ Peter Beetham
	Name:	Peter Beetham, Ph.D.
	Title:	President & Chief Executive Officer

Address of Grantor:	Cibus Netherlands Holding Cooperatif U.A.

See Schedule A	By:	/s/ Gerard C. Pilon
	Name:	Gerard C. Pilon
	Title:	Director

[SIGNATURE PAGE TO IP SECURITY AGREEMENT]

Address of Grantor:	Incima Europe B.V.

See Schedule A

	By:	/s/ Gerard C. Pilon
	Name:	Gerard C. Pilon
	Title:	Director

Address of Grantor:	Cibus Europe Ltd.

See Schedule A	By:	/s/ Gerard C. Pilon
	Name:	Gerard C. Pilon
	Title:	Director

Address of Grantor:	Cibus US LLC

See Schedule A

	By:	/s/ Peter Beetham
	Name:	Peter Beetham, Ph.D.
	Title:	President & Chief Executive Officer

Address of Grantor:	Cibus Canada Inc.

See Schedule A

	By:	/s/ Peter Beetham
	Name:	Peter Beetham, Ph.D.
	Title:	President & Chief Executive Officer

Address of Grantor:	Incima B.V.

See Schedule A

	By:	/s/ Greg Gocal
	Name:	Greg Gocal, Ph.D.
	Title:	Senior Vice President Research and Development

[SIGNATURE PAGE TO IP SECURITY AGREEMENT]

Incima IPCO B.V.

Address of Grantor:

See Schedule A
	By:	/s/ Greg Gocal
	Name:	Greg Gocal, Ph.D.
	Title:	Senior Vice President Research and Development

Address of Grantor:	Incima US LLC

See Schedule A

	By:	/s/ Greg Gocal
	Name:	Greg Gocal, Ph.D.
	Title:	Senior Vice President Research and Development

SECURED PARTY:

Address of Secured Party:	RORY RIGGS

c/o Balfour, LLC 110 East 59th St. 33rd Floor New York, NY 10022	/s/ Rory Riggs

[SIGNATURE PAGE TO IP SECURITY AGREEMENT]

SCHEDULE A

GRANTORS

Name of Grantor	Jurisdiction or Organization	Address
Cibus Global, Ltd.	British Virgin Islands	Nemours Chambers PO Box 3170 Road Town, Tortola, VG 1110

Cibus International GP, Ltd.	British Virgin Islands	Nemours Chambers PO Box 3170 Road Town, Tortola, VG 1110

Cibus International, L.P.	British Virgin Islands	Nemours Chambers PO Box 3170 Road Town, Tortola, VG 1110

Cibus Netherland Partners, Ltd.	British Virgin Islands	Nemours Chambers PO Box 3170 Road Town, Tortola, VG 1110

Cibus Netherlands Holding Cooperatif U.A.	The Netherlands	Goessestraatweg 19 4421 AD Kapelle

Cibus Europe B.V.	The Netherlands	Goessestraatweg 19 4421 AD Kapelle

Incima Netherlands Holding Cooperatif U.A.	The Netherlands	Goessestraatweg 19 4421 AD Kapelle

Incima Europe B.V.	The Netherlands	Goessestraatweg 19 4421 AD Kapelle

Cibus Europe Ltd.	The United Kingdom	Salt Quay House 4 North East Quay Sutton Harbor Plymouth PL4 0BN

Cibus US LLC	Delaware, USA	6455 Nancy Ridge Drive, Suite 100 San Diego, CA 92121

Cibus Canada Inc.	Canada	1700-360 Main Street Winnipeg, Manitoba R3C 3Z3

Incima B.V.	Curacao	Kaya W.F.G. (Jombi) Mensing 14, 2nd Floor Willemstad

Incima IPCO B.V.	Curacao	Kaya W.F.G. (Jombi) Mensing 14, 2nd Floor Willemstad

Incima US LLC	Delaware, USA	6455 Nancy Ridge Drive, Suite 100 San Diego, CA 92121

EXHIBIT A

Copyrights

None.

EXHIBIT B

Patents

Country Code	Application No. / Patent No.	Status	Nominal Expiration (by family)
US	09/129,298 7,094,606	Issued Patent	8/5/2018

US	14/476,674	Pending	8/5/2018

AU	502929	Issued Patent	8/5/2018

CN	ZL98809867.9	Issued Patent	8/5/2018

US	09/129,036 8,106,259	Issued Patent	10/6/2020

US	09/429,291 6,573,046	Issued Patent	5/12/2018

US	09/384,960 6,271,360	Issued Patent	8/27/2029

US	09/645,889 6,479,292	Issued Patent	8/27/2029

US	10/292,856 7,060,500	Issued Patent	8/27/2029

ZA	2002/1228	Issued Patent	8/27/2029

NZ	517942	Issued Patent	8/27/2029

JP	2001-520151	Allowed	8/27/2029

EP	00959442.5	Issued Patent	8/27/2029

CN	00814996.8	Issued Patent	8/27/2029

CA	2,382,120	Issued Patent	8/27/2029

AU	7076700*	Issued Patent	8/27/2029

AU	2004205139	Issued Patent	8/27/2029

EP	10008602.4	Allowed	8/27/2029

EP	10183960.3	Allowed	8/27/2029

US	09/429,292 6,211,351	Issued Patent	5/12/2018

US	09/825,124 6,586,184	Issued Patent	5/12/2018

PCT	PCT/US2014/029566	Pending	3/14/2034

PCT	PCT/US2014/029621	Pending	3/14/2034

US	61/953,333	Pending / Confidential	3/14/2015

US	62/051,579	Pending / Confidential	9/17/2015

US	62/075,811	Pending / Confidential	11/5/2015

US	62/075,816	Pending / Confidential	11/5/2015

US	62/093,287	Pending / Confidential	12/17/2015

US	12/306,477 8,029,579	Issued Patent	6/27/2027

AU	2007265434	Allowed	6/27/2027

BY	a20090110	Pending	6/27/2027

CA	2656557	Pending	6/27/2027

IN	392/KOLNP/2009	Pending	6/27/2027

NZ	574390	Issued Patent	6/27/2027

RU	2009101866 2483057	Issued Patent	6/27/2027

UA	2009 00631	Issued Patent	6/27/2027

EP	07809993.4	Pending	6/27/2027

HK	09109108.1	Pending	6/27/2027

US	13/227,437 8,361,173	Issued Patent	6/27/2027

AU	2012244362	Pending	6/27/2027

US	13/752,330	Pending	6/27/2027

UA	a 2014 07835	Pending	6/27/2027

EP	13178514.9	Pending	6/27/2027

NZ	612190	Pending	6/27/2027

UA	Awaiting	Pending	6/27/2027

JP	2014-208612	Pending	6/27/2027

US	12/810,142	Pending	12/27/2027

EP	7868087.3	Pending	12/27/2027

AU	2007363151	Pending	12/27/2027

CA	2710767	Pending	12/27/2027

IN	4622/DELNP/2010	Pending	12/27/2027

NZ	586965	Issued Patent	12/27/2027

EA	201070649	Pending	12/27/2027

UA	a 2010 07990	Pending	12/27/2027

HK	11102423	Pending	12/27/2027

NZ	621327	Pending	12/27/2027

JP	2014-208524	Pending	12/27/2027

US	12/245,610	Pending	10/3/2028

US	13/407,676	Pending	10/3/2028

AU	2008308530	Pending	10/3/2028

CA	2701624	Pending	10/3/2028

EP	08836084.7	Pending	10/3/2028

IN	3168/DELNP/2010	Pending	10/3/2028

JP	2010-528175	Pending	10/3/2028

UA	103887 a 2010 05275	Issued Patent	10/3/2028

CL	2010-344	Pending	10/3/2028

CN	200880119084.3	Pending	10/3/2028

BR	PI0818295-7	Pending	10/3/2028

EA	201070430	Pending	10/3/2028

CN	201110133906.7	Pending	10/3/2028

HK	11104608.3	Pending	10/3/2028

NZ	606701	Pending	10/3/2028

EP	13175389.9	Pending	10/3/2028

EP	131753931	Pending	10/3/2028

UA	a 2013 09872	Pending	10/3/2028

US	09/685,403 6,870,075	Issued Patent	10/10/2020

US	11/941,666	Pending	10/10/2020

EP	00970716.7	Issued Patent	10/10/2020

EP	09172695.0	Issued Patent	10/10/2020

EP	10183984.3	Pending	10/10/2020

EP	12197905.8	Pending	10/10/2020

AU	8005200*	Issued Patent	10/10/2020

JP	2014-243991	Pending	10/10/2020

UA	200810303	Issued Patent	1/10/2027

RU	2441366 2008133046	Issued Patent	1/10/2027

NZ	570009	Issued Patent	1/10/2027

JP	2008-550371	Pending	1/10/2027

IN	3599/CHENP/2008	Pending	1/10/2027

CA	2636771	Pending	1/10/2027

BY	a20081068	Pending	1/10/2027

AU	2007207813	Issued Patent	1/10/2027

US	8,268,622 12/160725	Issued Patent	1/10/2027

NZ	597682	Issued Patent	1/10/2027

EP	12152491.2	Allowed	1/10/2027

EP	12152493.8	Allowed	1/10/2027

US	13/621,662	Pending	1/10/2027

NZ	613267	Pending	1/10/2027

PCT	PCT/US2014/029434	Pending	3/14/2034

US	62/051,876	Pending / Confidential	9/17/2015

US	13/935,532	Pending	8/2/2031

AU	201125830	Pending	8/2/2031

BR	112013002543.3	Pending	8/2/2031

CA	2,807,035	Pending	8/2/2031

CL	00341-2013	Pending	8/2/2031

CN	201180048304X	Pending	8/2/2031

EA	201390034	Pending	8/2/2031

EP	11815228.9	Pending	8/2/2031

IL	224535	Pending	8/2/2031

IN	188/MUMNP/2013	Pending	8/2/2031

JP	2013523291	Pending	8/2/2031

KR	10-2013-7005453	Pending	8/2/2031

MX	MXa2013001299	Pending	8/2/2031

NZ	607627	Pending	8/2/2031

UA	a201302555	Pending	8/2/2031

ZA	2013/01067	Pending	8/2/2031

US	62/099,330	Pending / Confidential	1/2/2016

US	62/102,824	Pending / Confidential	1/13/2016

US	62/102,827	Pending / Confidential	1/13/2016

US	62/080,907	Pending / Confidential	11/17/2015

US	62/102,010	Pending/Confidential	1/10/2016

US	62/051,876	Pending/Confidential	1/10/2016

EXHIBIT C

Trademarks

Trademark	Country Code	Application No. / Patent No.	Status
SU Canola (Stylized and/or with design)	US	86/447,539	Pending
SU Canola (Standard Characters)	US	86/447,537	Pending
Cibus (Stylized and/or with design)	US	86/447,534	Pending
Cibus (Standard Characters)	US	86/447,529	Pending
RTDS	US	Not yet filed	Application Filing in Progress
Nucelis	US	Not yet filed	Application Filing in Progress